Exhibit 1.1

Windward Bio Group AG

[•] Common Shares (Nominal Value CHF [•] Per Share)

UNDERWRITING AGREEMENT

[Date]

JEFFERIES LLC

TD SECURITIES (USA) LLC

PIPER SANDLER & CO.

UBS SECURITIES LLC

As Representatives of the several Underwriters

c/o JEFFERIES LLC

520 Madison Avenue

New York, New York 10022

c/o TD SECURITIES (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

c/o PIPER SANDLER & CO.

1251 Avenue of the Americas

New York, New York 10020

c/o UBS SECURITIES LLC

11 Madison Avenue

New York, New York 10010

Ladies and Gentlemen:

Introductory. Windward Bio Group AG, a Swiss corporation (Aktiengesellschaft) (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A (the “Underwriters”) an aggregate of [•] registered common shares, nominal value CHF [•] per share, of the Company (each a “Common Share”). The [•] Common Shares to be issued and sold by the Company are called the “Firm Shares.” In addition, the Company has granted to the Underwriters an option to subscribe for and purchase up to an additional [•] Common Shares as provided in Section 2. The additional [•] Common Shares to be issued and sold by the Company pursuant to such option are called the “Optional Shares.” The Firm Shares and, if and to the extent such option is exercised, the Optional Shares are collectively called the “Offered Shares.” Jefferies LLC (“Jefferies”), TD Securities (USA) LLC (“TD Cowen”), Piper Sandler & Co. (“Piper Sandler”) and UBS Securities LLC (“UBS”) have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Offered Shares. To the extent there are no additional underwriters listed on Schedule A, the term “Representatives” as used herein shall mean you, as Underwriters, and the term “Underwriters” shall mean either the singular or the plural, as the context requires.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-1, File No. 333-[•], which contains a form of prospectus to be used in connection with the public offering and sale of the Offered Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act in connection with the offer and sale of the Offered Shares is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of any such Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The prospectus, in the form first used by the Underwriters to confirm sales of the Offered Shares or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act is called the “Prospectus.” The preliminary prospectus, dated [•] describing the Offered Shares and the offering thereof is called the “Preliminary Prospectus,” and the Preliminary Prospectus and any other prospectus in preliminary form that describes the Offered Shares and the offering thereof and is used prior to the filing of the Prospectus is called a “preliminary prospectus.” As used herein, “Applicable Time” is [•][a.m.][p.m.] (New York City time) on [•]. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the Preliminary Prospectus, together with the free writing prospectuses, if any, identified in Schedule B hereto and the information identified in Schedule D hereto. As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Offered Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act). As used herein, “Section 5(d) Written Communication” means each written communication (within the meaning of Rule 405 under the Securities Act) that is made in reliance on Section 5(d) of the Securities Act by the Company or any person authorized to act on behalf of the Company to one or more potential investors that are qualified institutional buyers (“QIBs”) and/or institutions that are accredited investors (“IAIs”), as such terms are respectively defined in Rule 144A and Rule 501(a) under the Securities Act, to determine whether such investors might have an interest in the offering of the Offered Shares; “Section 5(d) Oral Communication” means each oral communication, if any, made in reliance on Section 5(d) of the Securities Act by the Company or any person authorized to act on behalf of the Company made to one or more QIBs and/or one or more IAIs to determine whether such investors might have an interest in the offering of the Offered Shares; “Marketing Materials” means any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Offered Shares, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically); and “Permitted Section 5(d) Communication” means the Section 5(d) Written Communication(s) and Marketing Materials listed on Schedule C attached hereto.

All references in this Agreement to (i) the Registration Statement, any preliminary prospectus (including the Preliminary Prospectus) or the Prospectus, or any amendments or supplements to any of the foregoing, or any free writing prospectus, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include any “electronic Prospectus” provided for use in connection with the offering of the Offered Shares as contemplated by Section 5(o) of this Agreement.

The Company has entered into a separate subscription agreement (the “Subscription Agreement”) with the Representatives and UBS AG (the “Subscription Agent”) in order to effect the subscription and issuance of the Offered Shares in accordance with Swiss law.

The Company hereby confirms its agreement with the Underwriters as follows:

Section 1. Representations and Warranties. The Company hereby represents, warrants and covenants to each Underwriter, as of the date of this Agreement, as of the First Closing Date (as hereinafter defined) and as of each Option Closing Date (as hereinafter defined), if any, as follows:

(a) Compliance with Registration Requirements. The Registration Statement has become effective under the Securities Act. The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information, if any. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission. The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.

(b) Disclosure. Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR, was identical (except as may be permitted by Regulation S-T under the Securities Act) to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Offered Shares. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the Time of Sale Prospectus did not, and at the First Closing Date and at each applicable Option Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus as of its date, did not, and at the First Closing Date and at each applicable Option Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein, it being understood and agreed that the only such information consists of the information described in Section 11(b) below. There are no contracts or other documents required to be described in the Time of Sale Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been described or filed as required.

(c) Free Writing Prospectuses; Road Show. As of the determination date referenced in Rule 164(h) under the Securities Act, the Company was not, is not or will not be (as applicable) an “ineligible issuer” in connection with the offering of the Offered Shares pursuant to Rules 164, 405 and 433 under the Securities Act. Each free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission, retention and legending, as applicable, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Prospectus or any preliminary prospectus unless such information has been superseded or modified as of such time. Except for the free writing prospectuses, if any, identified in Schedule B, and electronic road shows, if any, furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior written consent, prepare, use or refer to, any free writing prospectus. Each Road Show, when considered together with the Time of Sale Prospectus, did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Distribution of Offering Material By the Company. Prior to the later of (i) the expiration or termination of the option granted to the several Underwriters in Section 2, (ii) the completion of the Underwriters’ distribution of the Offered Shares and (iii) the expiration of 25 days after the date of the Prospectus, the Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Offered Shares other than the Registration Statement, the Time of Sale Prospectus, the Prospectus or any free writing prospectus reviewed and consented to by the Representatives, the free writing prospectuses, if any, identified on Schedule B hereto and any Permitted Section 5(d) Communications.

(e) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(f) Authorization of the Shares. The issuance of the Offered Shares has been duly authorized by the extraordinary general meeting of shareholders of the Company and, when issued and delivered against payment therefor pursuant to this Agreement, the Offered Shares will be validly issued in compliance with Swiss law and the Company’s articles of association, fully paid in and nonassessable and any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Offered Shares will have been validly set aside or waived.

(g) No Applicable Registration or Other Similar Rights. Except for the registration rights described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(h) No Material Adverse Change. Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Prospectus: (i) there has been no material adverse change, or any development that would reasonably be expected to result in a material adverse change, in (A) the condition, financial or otherwise, or in the earnings, business, properties, operations, operating results, assets, liabilities or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity or (B) the ability of the Company to consummate the transactions contemplated by this Agreement or perform its obligations hereunder (any such change being referred to herein as a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, including without limitation any losses or interference with their business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and its subsidiaries, considered as one entity, and have not entered into any material transactions or agreements not in the ordinary course of business; and (iii) there has not been any material decrease in the share capital (other than as a result of (i) the exercise, vesting, settlement or forfeiture if any, of share options or restricted share units (including any “net” or “cashless” exercises or settlements) or the award, if any, of share options or restricted shares or restricted share units, in each case in the ordinary course of business pursuant to the Company’s equity plans that are described in the Time of Sale Prospectus and the Prospectus, (ii) the repurchase of shares of capital stock upon termination of the holder’s employment or service with the Company pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company, (iii) the issuance, if any, of shares upon exercise or conversion of

Company securities as described in the Time of Sale Prospectus and the Prospectus or (iv) as otherwise set forth or contemplated in the Time of Sale Prospectus or the Prospectus) or any material increase in any short-term or long-term indebtedness of the Company or its subsidiaries and there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, by any of the Company’s subsidiaries on any class of share capital, or any repurchase or redemption by the Company or any of its subsidiaries of any class of share capital.

(i) Independent Accountants. Ernst & Young AG, which has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus, is (i) an independent registered public accounting firm as required by the Securities Act and the rules of the Public Company Accounting Oversight Board (“PCAOB”) and under the applicable provisions of the Swiss Code of Obligations (“CO”), and the Swiss Audit Oversight Act and any ordinances promulgated thereunder, respectively, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(j) Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations, changes in shareholders’ equity and cash flows for the periods specified. Such financial statements have been prepared in conformity with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (the “IASB”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus. The financial data set forth in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus under the captions “Prospectus Summary—Summary Consolidated Financial Data” and “Capitalization” present fairly in all material respects the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(k) Company’s Accounting System. The Company and each of its subsidiaries make and keep books and records that are accurate in all material respects and maintain a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS as issued by IASB and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(l) Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal year; and (iii) are effective in all material respects to perform the functions for which they were established. Since the end of the Company’s most recent audited fiscal year, there have been no significant deficiencies or material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(m) Incorporation and Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing (to the extent this concept applies) under the laws of Switzerland and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing (to the extent this concept applies) or other equivalent local law status (if any), as applicable, in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(n) Subsidiaries. Each of the Company’s “subsidiaries” (for purposes of this Agreement, as defined in Rule 405 under the Securities Act) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing (to the extent this concept applies) under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. Each of the Company’s subsidiaries is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing (to the extent this concept applies) in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. All of the issued and outstanding share capital or other equity or ownership interests of each of the Company’s subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. None of the outstanding share capital or equity interest in any subsidiary was issued in violation of preemptive or similar rights of any security holder of such subsidiary. The constitutive or organizational documents of each of the subsidiaries comply in all material respects with the requirements of applicable laws of its jurisdiction of incorporation or organization and are in full force and effect. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in or included as an exhibit to the Registration Statement.

(o) Capitalization and Other Share Capital Matters. The issued and outstanding shares of the Company are as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Capitalization” (other than for subsequent issuances, if any, pursuant to employee benefit plans, upon settlement of restricted share units, or upon the exercise of outstanding options or warrants, in each case described in the Registration Statement, the Time of Sale Prospectus and

the Prospectus). The share capital of the Company, including the Offered Shares, conforms in all material respects to each description thereof contained in the Time of Sale Prospectus. All of the issued and outstanding Common Shares of the Company have been duly authorized and validly issued, are fully paid and nonassessable, will not be subject to any call for further capital and have been issued in compliance with Swiss law and all applicable federal, state and local securities laws. None of the issued and outstanding shares were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. The Offered Shares, if and when issued, entered into the Company’s book of uncertificated securities and recorded as intermediated securities (Bucheffekten) in the Depository Trust Company (“DTC”) in accordance with this Agreement and the Subscription Agreement, will constitute intermediated securities (Bucheffekten) in conformity with the laws of Switzerland and any requirements of the Company’s organizational documents. There are no options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any share capital of the Company or any of its subsidiaries other than those described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The descriptions of the Company’s options, restricted share units and other equity awards, plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(p) Stock Exchange Listing. The Offered Shares have been approved for listing on The Nasdaq Global Market (the “Nasdaq”), subject only to official notice of issuance.

(q) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its articles of association or organizational regulations, partnership agreement or operating agreement or similar organizational documents, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, loan, credit agreement, note, lease, license agreement, contract, franchise or other instrument (including, without limitation, any pledge agreement, security agreement, mortgage or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness) to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of their respective properties or assets are subject (each, an “Existing Instrument”), except for such Defaults as would not be reasonably expected, individually or in the aggregate, to result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement, consummation of the transactions contemplated hereby and by the Registration Statement, the Time of Sale Prospectus and the Prospectus and the issuance and sale of the Offered Shares (including the use of proceeds from the sale of the Offered Shares as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Use of Proceeds”) (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the articles of association or organizational regulations, partnership agreement or operating agreement or similar organizational documents, as applicable, of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change and (iii) will not result in any violation of any applicable law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries, except in this clause (iii) as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Registration Statement, the Time of Sale Prospectus and the Prospectus,

except (i) such as have been obtained or made by the Company and are in full force and effect under the Securities Act and such as may be required under applicable state securities or blue sky laws or FINRA and (ii) the filing and registration in the Commercial Register of the Canton of Basel-Stadt of the Initial Capital Increase (as defined below) and, if the Underwriters exercise the option to purchase Optional Shares granted to them under Section 2(c), the Option Capital Increase (as defined below). As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(r) Compliance with Laws. The Company and its subsidiaries have been and are in compliance with all applicable laws, rules and regulations, except where failure to be so in compliance could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(s) No Material Actions or Proceedings. There is no action, suit, proceeding, inquiry or investigation brought by or before any legal or governmental entity now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which could be expected, individually or in the aggregate, to result in a Material Adverse Change. No material labor dispute with the employees of the Company or any of its subsidiaries, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the knowledge of the Company, is threatened or imminent.

(t) Intellectual Property Rights.

(i) The Company and its subsidiaries own, or have obtained valid and enforceable licenses for, the inventions, patent applications, patents, trademarks, trade names, service names, copyrights, trade secrets and other intellectual property described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as currently proposed to be conducted (collectively, “Intellectual Property”), and, to the Company’s knowledge, the conduct of their respective businesses does not and will not infringe, misappropriate or otherwise conflict with any such rights of others. The Intellectual Property of the Company has not been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part, and the Company is unaware of any facts which would form a reasonable basis for any such adjudication. To the Company’s knowledge: (i) there are no third parties who have rights to any Intellectual Property, except for customary reversionary rights of third-party licensors with respect to Intellectual Property that is disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus as licensed to the Company or one or more of its subsidiaries; (ii) the Company is the sole owner of the Intellectual Property owned by it and has the valid and enforceable right to use such Intellectual Property without the obligation to obtain consent to sublicense and without a duty of accounting to any co-owner, as applicable; (iii) except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company is not obligated to pay a material royalty, grant a license or option, or provide other material consideration to any third party in connection with the Intellectual Property; and (iv) there is no infringement by third parties of any Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (B) challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (C) asserting that the Company or any of its subsidiaries infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, the Time of Sale Prospectus or the Prospectus as under development, infringe or violate, any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim. The Company and its subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any subsidiary and any non-compliance would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, and all such agreements are in full force and effect. To the Company’s knowledge, there are no material defects in any of the patents or patent applications included in the Intellectual Property. The Company and its subsidiaries have taken all reasonable steps to protect, maintain and safeguard their Intellectual Property, including the execution of appropriate nondisclosure, confidentiality agreements and invention assignment agreements and invention assignments with their employees, and no employee of the Company is in or has been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement, or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company. None of the Company-owned Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company or its subsidiaries has been obtained or is being used by the Company or its subsidiary in violation of any contractual obligation binding on the Company or its subsidiaries or any of their respective officers, directors or employees or otherwise in violation of the rights of any persons. The product candidates described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as under development by the Company or any subsidiary fall within the scope of the claims of one or more patents owned by, or exclusively licensed to, the Company or any subsidiary.

(ii) (1) To the knowledge of the Company, all patents and patent applications owned by or exclusively licensed to the Company or under which the Company has rights have been duly and properly filed and each issued patent is being diligently maintained; (2) the Company or any of its subsidiaries is unaware of any facts that would preclude the issuance of a valid and enforceable patent on any pending patent applications included in the Intellectual Property; (3) to the knowledge of the Company, the Company and the parties prosecuting such applications have complied or are in the process of complying with their duty of candor and disclosure to the USPTO, and all such requirements in the relevant foreign patent authority having similar requirements as the case may be, in connection with such patents and patent applications for which it has filing, prosecution and/or maintenance responsibilities; (4) to the Company’s knowledge, there is no patent or patent application owned by a third party that (a) contains any claim that interferes with any claim of any Company Patent within the meaning of pre-AIA 35 U.S.C. § 135 and 37 C.F.R. §§ 41.200–41.208, or (b) claims an invention from which any claimed invention of any Company Patent was derived, within the meaning of 35 U.S.C. § 135 (as amended by the Leahy-Smith America Invents Act) and 37 C.F.R. §§ 42.400–42.412.

(u) All Necessary Permits, etc. The Company, its subsidiaries and its agents possess such material certificates, authorizations, registrations, approvals, clearances, exemptions, licenses and permits required by state, federal or foreign regulatory agencies or bodies to conduct their respective businesses as currently conducted and as described in the Registration Statement, the Time of Sale Prospectus or the Prospectus (“Permits”). Neither the Company nor any of its subsidiaries is in violation in any material respect of, or in default under, any material Permits or has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such Permit. To the knowledge of the Company, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof, or results in any other material impairment of the rights of the holder of any such Permit, and all such Permits are valid and in full force and effect.

(v) Title to Properties. The Company and its subsidiaries have good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 1(j) above (or elsewhere in the Registration Statement, the Time of Sale Prospectus or the Prospectus) (other than with respect to intellectual property, title to which is addressed exclusively in Section 1(t)), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except such as (i) are described in the Time of Sale Prospectus or (ii) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. The real property, improvements, equipment and personal property held under lease by the Company or any of its subsidiaries, to the Company’s knowledge, are held under valid and enforceable leases (subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally; (ii) the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (iii) applicable law and public policy with respect to the rights to indemnity and contribution), with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(w) Tax Law Compliance. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (A) the Company and its subsidiaries have filed all tax returns required to be filed or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained in accordance with IFRS and (B) the Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(j) above in respect of all taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined. Except as disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus, no stamp duty, stamp duty reserve, registration, transfer or other similar taxes or duties (“Transfer Taxes”) are payable in Switzerland or the United States by or on behalf of the Underwriters in connection with (i) the creation and original issuance of the Offered Shares by the Company in the manner contemplated by this Agreement; (ii) the initial sale and delivery by the Underwriters of the Offered Shares to purchasers thereof in the manner contemplated by this Agreement; or (iii) the execution, delivery and performance of this Agreement.

(x) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes and policies covering the Company and its subsidiaries for product liability claims and clinical trial liability claims. The Company has no reason to believe that it or any of its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that could not be expected to result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(y) Compliance with Environmental Laws. Except as could not be expected, individually or in the aggregate, to result in a Material Adverse Change: (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements; (iii) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries; and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(z) ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(aa) Company Not an “Investment Company”; Not a “Passive Foreign Investment Company”. The Company is not, and will not be, either after receipt of payment for the Offered Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus or the Prospectus, required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Subject to the qualifications, limitations, exceptions and assumptions set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company believes that it was not a “passive foreign investment company”, within the meaning of Section 1297 of the Code, for its taxable year ended December 31, 2025.

(bb) No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, without giving effect to any activities by the Underwriters, any action designed to or that might cause or result in stabilization or manipulation of the price of the Offered Shares or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Offered Shares, whether to facilitate the sale or resale of the Offered Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(cc) Related-Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that have not been described as required.

(dd) FINRA Matters. All of the information provided to the Underwriters or to counsel for the Underwriters by the Company, its counsel, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the offering of the Offered Shares is true, complete, correct and compliant with FINRA’s rules and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules is true, complete and correct.

(ee) Parties to Lock-Up Agreements. The Company has furnished to the Underwriters a letter agreement in the form attached hereto as Exhibit A (the “Lock-up Agreement”) from each director and officer of the Company and substantially all securityholders of the Company. If any additional persons shall become directors or officers of the Company prior to the end of the Lock-up Period (as defined in Section 5(p)), the Company shall cause each such person, prior to or contemporaneously with their appointment or election as a director or officer of the Company, to execute and deliver to the Representatives a Lock-up Agreement.

(ff) Statistical and Market-Related Data. All statistical, demographic and market-related data included in the Registration Statement, the Time of Sale Prospectus or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate. To the extent required, the Company has obtained the written consent to the use of such data from such sources.

(gg) Sarbanes-Oxley Act. There is, and has been, no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(hh) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

(ii) Anti-Corruption and Anti-Bribery Laws. Neither the Company nor any of its subsidiaries nor any director, officer, or employee of the Company or any of its subsidiaries , nor to the knowledge of the Company, any agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made or taken any act in furtherance of an offer, promise, or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or public international organization, or any political party, party official, or candidate for political office; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended

(the “FCPA”), the UK Bribery Act 2010, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, authorized, requested, or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit. The Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(jj) Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of the applicable jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(kk) Sanctions. Neither the Company nor any of its subsidiaries, directors, officers, or employees, nor, to the knowledge of the Company, any agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, the Swiss State Secretariat of Economic Affairs, the Swiss Directorate of International Law or other relevant sanctions authority (collectively, “Sanctions”); nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of country-wide or territory-wide Sanctions, including, without limitation, Crimea region of Ukraine, the non-government controlled areas of the Kherson and Zaporizhzhia regions of Ukraine, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic or any other region of Ukraine identified pursuant to Executive Order 14065, Cuba, Iran, North Korea, and Syria (prior to July 1, 2025) (each a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person that at the time of such financing, is the subject or the target of Sanctions or with a Sanctioned Country, or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of applicable Sanctions. Since April 24, 2019, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(ll) Brokers. Except pursuant to this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(mm) Submission to Jurisdiction. The Company has the power to submit, and pursuant to Section 21 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in the City of New York, New York, U.S.A. (each, a “New York Court”), and the Company has the power to designate, appoint and authorize, and pursuant to Section 21 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized an agent for service of process in any action arising out of or based upon this Agreement or the issuance and sale of the Offered Shares contemplated hereby in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 21 hereof.

(nn) No Rights of Immunity. Except as provided by laws or statutes generally applicable to transactions of the type described in this Agreement, neither the Company nor any of its respective properties, assets or revenues has any right of immunity under Swiss, New York or United States law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Swiss, New York or United States federal court, from service of process, attachment upon or prior judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement. To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 21 of this Agreement.

(oo) Enforceability of Judgments. Any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws and recognized by the courts of Switzerland as having jurisdiction (according to Swiss conflicts of laws principles and rules of Swiss private international law at the time when proceedings were initiated) to give such final judgment in respect of any suit, action or proceeding against the Company based upon this Agreement and any instruments or agreements entered into for the consummation of the transactions contemplated herein and therein would be recognized by the courts of Switzerland, without re-examination or review of the merits, subject to the restrictions described under the caption “Service of Process and Enforcement of Liabilities” in the Registration Statement, the Time of Sale Prospectus or the Prospectus, the applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors and secured parties in general, and laws or principles of general application (including, but not limited to, the abuse of rights (Rechtsmissbrauch) and the principle of good faith (Grundsatz von Treu und Glauben)).

(pp) Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of the Company that it was false or misleading.

(qq) No Outstanding Loans or Other Extensions of Credit. The Company does not have any outstanding extension of credit, in the form of a personal loan, to or for any director or executive officer (or equivalent thereof) of the Company except for such extensions of credit as are expressly permitted by Section 13(k) of the Exchange Act.

(rr) Cybersecurity. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as reasonably required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and, to the knowledge of the Company and its subsidiaries, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards designed to maintain and protect their material confidential information and the integrity, operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses (“IT Systems and Data”). “Personal Data” means “personally identifiable information,” “personal information,” “personal data,” or any similar term under any applicable Privacy Requirements. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person.

(ss) Compliance with Data Privacy Laws. The Company and its subsidiaries are and for the past three (3) years have been in material compliance with all applicable state and federal data privacy and security laws and regulations (collectively, the “Privacy Laws”), policies and contractual obligations relating to the privacy and security of IT Systems and Data, including the collection, storage, transfer (including, without limitation, any transfer across national borders), processing and/or use of Personal Data, and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification (collectively, the “Privacy Requirements”). To ensure compliance with the Privacy Requirements, the Company and its subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its subsidiaries have at all times materially complied with all disclosure requirements under applicable Privacy Requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been materially inaccurate or in violation of any applicable Privacy Requirements in any material respect. The Company and its subsidiaries have all legally required authority, rights, consents and authorizations to process any Personal Data maintained by the Company or its subsidiaries, to the extent required, in connection with the operation of the Company’s or its subsidiaries’ business as currently conducted. The Company and its subsidiaries do not sell, rent or otherwise make available to any person any Personal Data, except in a manner that complies in all material respects with the applicable Privacy Requirements. Neither the Company nor any subsidiary: (i) has received written notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law. The Company and each of its subsidiaries (i) are not a “covered person,” (ii) are not a party to and have not knowingly engaged in, facilitated, permitted, or directed, directly or indirectly, any “covered data transaction,” including any investments from “covered persons” that do not constitute a “passive investment,” (iii) have not knowingly engaged in transactions with the purpose of evading or avoiding the prohibitions in the DOJ DSP Rule (as defined below), and (iv) have not knowingly granted any “country of concern” or “covered person” “access” to any “government-related data” or “bulk U.S. sensitive personal data,” as all such terms are defined under 28 CFR Part 202, “Access to U.S. Sensitive Personal Data and Government-Related Data by Countries of Concern or Covered Persons” including legally-binding guidance issued by the governing governmental authority thereunder (the “DOJ DSP Rule”), except, in relation to (ii) and of (iv) of the foregoing, in material compliance with the DOJ DSP Rule.

(tt) Clinical Data and Regulatory Compliance. The preclinical tests and clinical trials, and other studies (collectively, “studies”) that are described in, or the results of which are referred to in, the Registration Statement, the Time of Sale Prospectus or the Prospectus were and, if still pending, are being conducted in all material respects in accordance with applicable Health Care Laws, and the protocols, procedures and controls designed and approved for such studies; each description of the results of such studies is accurate and complete in all material respects and fairly presents the data derived from such studies, and the Company and its subsidiaries have no knowledge of any other studies the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the Registration Statement, the Time of Sale Prospectus or the Prospectus; neither the Company nor any of its subsidiaries has received any notice of, or correspondence from, the Food and Drug Administration of the U.S. Department of Health and Human Services or any committee thereof, or any other U.S. or foreign governmental or regulatory authority, agency or body, Institutional Review Board, ethics committee, or equivalent body having jurisdiction over the development, testing, manufacture or regulation of any product candidate described in the Registration Statement, the Time of Sale Prospectus or the Prospectus as under development by the Company or any subsidiary (collectively, the “Regulatory Agencies”) requiring the termination, suspension or modification of any clinical trials that are described or referred to in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

(uu) Compliance with Health Care Laws. The Company and its subsidiaries are, and during the past three (3) years, have been in material compliance with all applicable Health Care Laws to the knowledge of the Company. For purposes of this Agreement, “Health Care Laws” means: (i) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. Section 301 et seq.), the Public Health Service Act (42 U.S.C. Section 201 et seq.), and the regulations promulgated thereunder; (ii) all applicable federal, state, local and foreign health care fraud and abuse laws, including, without limitation, the Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)), the Civil False Claims Act (31 U.S.C. Section 3729 et seq.), the criminal false statements law (42 U.S.C. Section 1320a-7b(a)), 18 U.S.C. Sections 286, 287, 1349 and the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. Section 1320d et seq.), the civil monetary penalties law (42 U.S.C. Section 1320a-7a), the exclusion law (42 U.S.C. Section 1320a-7), the Physician Payments Sunshine Act (42 U.S.C. Section 1320-7h), and applicable laws governing government funded or sponsored healthcare programs; (iii) HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.); (iv) the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010; (v) licensure, quality, safety and accreditation requirements under applicable federal, state, local or foreign laws; and (vi) all other applicable local, state, federal, national, supranational and foreign laws, relating to the regulation of the Company’s or its subsidiaries’ business as currently conducted in respect of the development, testing, manufacture or regulation of product candidates, and (vii) the binding directives and regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof. Neither the Company nor any of its subsidiaries has received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product, operation, or activity is in material violation of any Health Care Laws nor, to the Company’s knowledge, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened. Neither the Company nor any of its subsidiaries has received any FDA Form-483, written notice of adverse finding, warning letter, untitled letter or other correspondence or written notice from any court or arbitrator or Regulatory Agencies alleging or asserting material noncompliance with (A) any applicable Health Care Laws or (B) any Permits and supplements or amendments thereto required pursuant to any such applicable Health Care Laws (“Regulatory Authorizations”). The Company and its subsidiaries possess all material Regulatory Authorizations required to conduct their business as currently conducted, and are not in violation, in any material respect, of any term of any such Regulatory Authorizations, and all such Regulatory Authorizations are valid and current. The Company and its subsidiaries have filed, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws in connection with their business as currently conducted, and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all material respects (or were corrected or supplemented by a subsequent submission). Neither the Company nor any of its subsidiaries is a party to any corporate integrity agreements, deferred or non-prosecution agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority. Additionally, neither the Company, any of its subsidiaries nor any of their respective employees, officers, directors, or to the knowledge of the Company agents is currently or, during the past three (3) years has been excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion.

(vv) Emerging Growth Company Status. From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged in any Section 5(d) Written Communication or any Section 5(d) Oral Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(ww) Communications. The Company (i) has not alone engaged in communications with potential investors in reliance on Section 5(d) of the Securities Act other than Permitted Section 5(d) Communications with the consent of the Representatives with entities that are reasonably believed to be QIBs or IAIs and (ii) has not authorized anyone other than the Representatives to engage in such communications; the Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Marketing Materials, Section 5(d) Oral Communications and Section 5(d) Written Communications; as of the Applicable Time, each Permitted Section 5(d) Communication, when considered together with the Time of Sale Prospectus, did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Permitted Section 5(d) Communication, if any, does not, as of the date hereof, conflict with the information contained in the Registration Statement, the Preliminary Prospectus and the Prospectus; and the Company has filed publicly on EDGAR at least 15 calendar days prior to any “road show” (as defined in Rule 433 under the Securities Act), any confidentially submitted registration statement and registration statement amendments relating to the offer and sale of the Offered Shares.

(xx) Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering, or the purchase and sale, of the Offered Shares shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

The Company has a reasonable basis for making each of the representations set forth in this Section 1. The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 8 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 2. Purchase, Sale and Delivery of the Offered Shares.

(a) The Firm Shares. Upon the terms herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate of [•] Firm Shares. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A. The purchase price per Firm Share to be paid by the several Underwriters to the Company shall be $[•] per share. The Firm Shares will be newly issued Common Shares issued by way of an ordinary share capital increase (the “Initial Capital Increase”) in accordance with the terms and conditions set forth in the Subscription Agreement.

(b) The First Closing Date. Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Latham & Watkins LLP (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. New York City time, on [•], or such other time and date not later than 1:30 p.m. New York City time, on [•] as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “First Closing Date”). The Company hereby acknowledges that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are not limited to, any determination by the Company or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 14.

(c) The Optional Shares; Option Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of [•] Optional Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Shares, solely for the purpose of covering over-allotments made in connection with the offering of the Optional Shares. The Optional Shares will be newly issued Common Shares issued by way of one or several capital increases within the Company’s capital range (the “Option Capital Increase”) in accordance with the terms and conditions set forth in the Subscription Agreement. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representatives to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Shares as to which the Underwriters are exercising the option and (ii) the time, date and place at which the Optional Shares will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in the event that such time and date are simultaneous with the First Closing Date, the term “First Closing Date” shall refer to the time and date of delivery of the Firm Shares and such Optional Shares). Any such time and date of delivery, if subsequent to the First Closing Date, is called an “Option Closing Date,” and shall be determined by the Representatives and shall not be earlier than three full business days or later than seven full business days after delivery of such notice of exercise. If any Optional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares. The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

(d) Public Offering of the Offered Shares. The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, their respective portions of the Offered Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

(e) Payment for the Offered Shares.

(i) Payment for the Firm Shares shall be made at the First Closing Date (and, if applicable, payment for the Optional Shares shall be made at the First Closing Date or the applicable Option Closing Date, as the case may be) by wire transfer of immediately available funds to the order of the Company.

(ii) It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Optional Shares the Underwriters have agreed to purchase. Each of Jefferies, TD Cowen, Piper Sandler and UBS, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Offered Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(f) Delivery of the Offered Shares. The Company shall deliver, or cause to be delivered to the Representatives for the accounts of the several Underwriters, the Firm Shares at the First Closing Date, against release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered to the Representatives for the accounts of the several Underwriters, the Optional Shares the Underwriters have agreed to purchase at the First Closing Date or the applicable Option Closing Date, as the case may be, against the release of a wire transfer of immediately available funds for the amount of the purchase price therefor. If the Representatives so elect, delivery of the Offered Shares may be made by credit to the accounts designated by Jefferies through The DTC’s full fast transfer or DWAC programs. Delivery of the Offered Shares shall in each case occur in the form of intermediated securities (Bucheffekten).

Section 3. [reserved]

Section 4. [reserved]

Section 5. Additional Covenants. The Company further covenants and agrees with each Underwriter as follows:

(a) Initial Capital Increase. To take all steps reasonably required to implement the Initial Capital Increase and Option Capital Increase in accordance with the terms and conditions set forth in this Agreement and the Subscription Agreement.

(b) Maintain Uncertificated Securities Book. The Company undertakes to keep an uncertificated securities book (Wertrechtebuch) in accordance with article 973c paragraph 2 CO.

(c) Delivery of Registration Statement, Time of Sale Prospectus and Prospectus. The Company shall furnish, upon request, to the Representatives in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(d) Representatives’ Review of Proposed Amendments and Supplements. During the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), the Company (i) will furnish to the Representatives for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement and (ii) will not amend or supplement the Registration Statement without the Representatives’ prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). Prior to amending or supplementing any preliminary prospectus, the Time of Sale Prospectus or the Prospectus, the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Representatives’ prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). The Company shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(e) Free Writing Prospectuses. The Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto prepared by or on behalf of, used by, or referred to by the Company, and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Representatives’ prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). The Company shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, used by or referred to by the Company as such Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares (but in any event if at any time through and including the First Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict or so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus, and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Representatives’ prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

(f) Filing of Underwriter Free Writing Prospectuses. The Company shall not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(g) Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Offered Shares at a time when the Prospectus is not yet available to prospective purchasers, and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, the Company shall (subject to Section 5(d) and Section 5(e) hereof) promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the information contained in the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(h) Certain Notifications and Required Actions. After the date of this Agreement, the Company shall promptly advise the Representatives in writing of: (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus; (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective; and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, or, if the Company gains knowledge of any proceedings to remove, suspend or terminate from listing or quotation the Offered Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order as soon as practicable. Additionally, the Company agrees that it shall comply with all applicable provisions of Rule 424(b), Rule 433 and Rule 430A under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission.

(i) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading, or if in the opinion of the Representatives or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, the Company agrees (subject to Section 5(d) and Section 5(e) hereof) to promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law. Neither the Representatives’ consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Section 5(d) or Section 5(e).

(j) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Offered Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws(or other foreign laws) of those jurisdictions as may be reasonably designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the

Offered Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered Shares for offering, sale or trading in any jurisdiction or, if the Company gains knowledge of any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.

(k) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Offered Shares sold by it in all material respects in the manner described under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(l) Earnings Statement. The Company will make generally available to its security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal period of the Company commencing after the date of this Agreement that will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder; provided that the requirements of this Section shall be deemed satisfied to the extent such financial statements are available on EDGAR.

(m) Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Offered Shares as contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus and the Prospectus. Without limiting the generality of the foregoing, the Company will, during the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), file on a timely basis with the Commission and the Nasdaq all reports and documents required to be filed under the Exchange Act. Additionally, the Company shall report the use of proceeds from the issuance of the Offered Shares as may be required under Rule 463 under the Securities Act.

(n) Listing. The Company will use its best efforts to list, subject to notice of issuance, the Offered Shares on the Nasdaq.

(o) Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. If requested by the Representatives, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representatives an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Offered Shares. As used herein, the term “electronic Prospectus” means a form of Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the Representatives to offerees and purchasers of the Offered Shares; (ii) it shall disclose the same information as the paper Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow investors to store and have continuously ready access to the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

(p) Agreement Not to Offer or Sell Additional Shares. During the period commencing on and including the date hereof and continuing through and including the 180th day following the date of the Prospectus (such period, as extended as described below, being referred to herein as the “Lock-up Period”), the Company will not, without the prior written consent of each of Jefferies, TD Cowen and Piper Sandler (which consent may be withheld in the respective Underwriter’s sole discretion), directly or indirectly: (i) sell, offer to sell, contract to sell or lend any Common Shares or Related Securities (as defined below); (ii) effect any short sale, or establish or increase any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or liquidate or decrease any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act) of any Common Shares or Related Securities; (iii) pledge, hypothecate or grant any security interest in any Common Shares or Related Securities; (iv) in any other way transfer or dispose of any Common Shares or Related Securities; (v) enter into any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of any Common Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise; (vi) announce the offering of any Common Shares or Related Securities; (vii) submit or file any registration statement under the Securities Act in respect of any Common Shares or Related Securities (other than as contemplated by this Agreement with respect to the Offered Shares); (viii) effect a reverse share split, recapitalization, share consolidation, reclassification or similar transaction affecting the outstanding Common Shares; or (ix) publicly announce the intention to do any of the foregoing; provided, however, that the Company may (A) effect the transactions contemplated hereby and (B) issue Common Shares, restricted share units or options to purchase Common Shares, or issue Common Shares upon exercise of options or vesting of restricted share units, pursuant to any option, restricted share unit or other equity award plan or arrangement described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, but only if the holders of such Common Shares or options agree in writing with the Underwriters not to sell, offer, dispose of or otherwise transfer any such Common Shares or options during such Lock-up Period without the prior written consent of Jefferies, TD Cowen and Piper Sandler (which consent may be withheld in the respective Underwriter’s sole discretion), (C) issue Common Shares or Related Securities to any non-employee director pursuant to any non-employee director compensation policy or program described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (D) issue Common Shares pursuant to the exercise or settlement of Related Securities or upon the conversion of convertible securities outstanding on the date hereof and described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, provided that any recipient of Common Shares or Related Securities pursuant to clauses (C) or (D), solely to the extent such securities are or may become transferable during the Lock-up Period, executes a Lock-up Agreement substantially in the form attached as Exhibit A, (E) file one or more registration statements on Form S-8, or any successor form thereto, to register Common Shares or Related Securities issued or issuable pursuant to any equity plan or arrangement described in clause (B) or (C), and (F) issue Common Shares or Related Securities in connection with any merger, joint venture, strategic alliance, commercial or other strategic or collaborative relationship, acquisition or license of the securities, businesses, property, technology or other assets of another person or entity, or pursuant to any employee benefit plan assumed in connection with any such merger or acquisition, provided that (x) the aggregate number of Common Shares sold, issued or agreed to be sold or issued pursuant to this clause (F) shall not exceed 7.5% of the total number of Common Shares issued and outstanding immediately following the issuance of the Offered Shares and (y) the recipients thereof execute a Lock-up Agreement substantially in the form attached as Exhibit A. For purposes of the foregoing, “Related Securities” shall mean any options or warrants or other rights to acquire Common Shares or any securities exchangeable or exercisable for or convertible into Common Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, Common Shares.

(q) Future Reports to the Representatives. During the period of five years hereafter, the Company will furnish to the Representatives: (i) as soon as practicable after the end of each fiscal year (and in any event within 120 days thereafter), copies of the Annual Report on Form 20-F of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, shareholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each Annual Report on Form 20-F, Report on Form 6-K or other report filed by the Company with the Commission, FINRA or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company furnished or made available generally to its shareholders; provided, however, that the requirements of this Section 5(q) shall be satisfied to the extent that such reports, statements, communications, financial statements or other documents are available on EDGAR.

(r) Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Offered Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(s) No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, and will ensure that no affiliate of the Company will take, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Offered Shares or any reference security with respect to the Offered Shares, whether to facilitate the sale or resale of the Offered Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(t) Enforce Lock-Up Agreements. During the Lock-up Period, the Company will enforce all agreements between the Company and any of its securityholders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of Common Shares or Related Securities or any of the other actions restricted or prohibited under the terms of the form of Lock-up Agreement. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements, including, without limitation, “lock-up” agreements entered into by the Company’s officers, directors and securityholders pursuant to Section 8(i) hereof.

(u) Company to Provide Interim Financial Statements. Prior to the First Closing Date and each applicable Option Closing Date, the Company will furnish the Underwriters, as soon as reasonably practicable, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus; provided that the requirements of this Section shall be deemed satisfied to the extent such financial statements are available on EDGAR.

(v) Tax Indemnity. The Company will indemnify and hold harmless the Underwriters against Transfer Taxes (including any interest and penalties) payable in connection with (i) the creation and original issuance of the Offered Shares by the Company in the manner contemplated by this Agreement and the Subscription Agreement; (ii) the initial sale and delivery by the Underwriters of the Offered Shares to purchasers thereof in the manner contemplated by this Agreement; or (iii) the execution, delivery and performance of this Agreement.

(w) Transfer Agent. The Company agrees to maintain a transfer agent and a registrar for the Common Shares.

(x) Amendments and Supplements to Permitted Section 5(d) Communications. If at any time following the distribution of any Permitted Section 5(d) Communication, there occurred or occurs an event or development as a result of which such Permitted Section 5(d) Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Permitted Section 5(d) Communication to eliminate or correct such untrue statement or omission.

(y) Emerging Growth Company Status. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) the time when a prospectus relating to the Offered Shares is not required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) and (ii) the expiration of the Lock-up Period.

(z) Announcement Regarding Lock-ups. The Company agrees to announce the Representatives’ intention to release any director or “officer” (within the meaning of Rule 16a-1(f) under the Exchange Act) of the Company from any of the restrictions imposed by any Lock-Up Agreement, by issuing, through a major news service, a press release in form and substance satisfactory to the Representatives or, if consented to by the Representatives, in a registration statement that is publicly filed in connection with a secondary offering of the Company’s shares promptly following the Company’s receipt of any notification from the Representatives in which such intention is indicated, but in any case not later than the close of the third business day prior to the date on which such release or waiver is to become effective; provided, however, that nothing shall prevent the Representatives, on behalf of the Underwriters, from announcing the same through a major news service, irrespective of whether the Company has made the required announcement; and provided, further, that no such announcement shall be made of any release or waiver granted solely to permit a transfer of securities that is not for consideration and where the transferee has agreed in writing to be bound by the terms of a Lock-Up Agreement in the form set forth as Exhibit A hereto.

(aa) Sales Taxes. If the performance by the Underwriters of any of their obligations under this Agreement shall represent for VAT purposes under any applicable law the making by the Underwriters of any supply of goods or services to the Company (to the extent applicable), the Company shall pay to the Underwriters, in addition to the amounts otherwise payable by the Company pursuant to this Agreement, an amount equal to the VAT chargeable on any such supply of goods and services provided that the Underwriters have issued the Company with an appropriate VAT invoice in respect of the supply to which the payment relates. Where a sum (a “Relevant Sum”) is paid or reimbursed to the Underwriters pursuant to this Agreement in respect of any cost, expense or other amount and that cost, expense or other amount includes an amount in respect of irrecoverable VAT (the “VAT Element”) which has been certified as such by the Underwriters (acting reasonably), then the Company, to the extent applicable, shall, in addition, pay an amount equal to the VAT Element to the Underwriters. For the purposes of this Agreement, “VAT” means value added or similar taxes.

The Representatives, on behalf of the several Underwriters, may, in their sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

Section 6. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance, sale and delivery of the Offered Shares, (ii) all fees and expenses of the registrar and transfer agent of the Common Shares, (iii) all necessary Transfer Taxes in connection with the issuance and sale of the Offered Shares to the Underwriters, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Time of Sale Prospectus, the Prospectus, each free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and each preliminary prospectus, each Permitted Section 5(d) Communication, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees and reasonable and documented attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered Shares for offer and sale under the state securities or blue sky laws, and, if requested by the Representatives, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the reasonable and documented costs, fees and expenses incurred by the Underwriters in connection with determining their compliance with the rules and regulations of FINRA related to the Underwriters’ participation in the offering and distribution of the Offered Shares, including any related filing fees and the legal fees of, and disbursements by, counsel to the Underwriters; provided, however, that such legal fees, together with the legal fees described in clause (vi), shall not exceed $40,000 in the aggregate, (viii) the costs and expenses of the Company relating to investor presentations on any “road show”, any Permitted Section 5(d) Communication or any Section 5(d) Oral Communication undertaken in connection with the offering of the Offered Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives, employees and officers of the Company and any such consultants (it being understood that the Underwriters will pay or cause to be paid the travel and lodging expenses of their representatives), and 50% of the cost of any aircraft chartered in connection with the road show, with the remaining 50% of the cost of such aircraft to be paid by the Underwriters, in each case of this clause (viii), to the extent such cost or expense has been approved in writing by the Company prior to being incurred, (ix) the fees and expenses associated with listing the Offered Shares on the Nasdaq, and (x) all other fees, costs and expenses of the nature referred to in Part II of the Registration Statement. Except as provided in this Section 6 or in Section 9, Section 11 or Section 12 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

Section 7. Covenant of the Underwriters. Each Underwriter severally and not jointly covenants with the Company not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not, but for such actions, be required to be filed by the Company under Rule 433(d).

Section 8. Conditions of the Obligations of the Underwriters. The respective obligations of the several Underwriters hereunder to purchase and pay for the Offered Shares as provided herein on the First Closing Date and, with respect to the Optional Shares, each Option Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Shares, as of each Option Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Comfort Letter. On the date hereof, the Representatives shall have received from Ernst & Young AG, independent registered public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus, and each free writing prospectus, if any.

(b) Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Optional Shares purchased after the First Closing Date, each Option Closing Date:

(i) The Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective.

(ii) No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement shall be in effect, and no proceedings for such purpose shall have been instituted or threatened by the Commission.

(iii) FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(c) No Material Adverse Change. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Optional Shares purchased after the First Closing Date, each Option Closing Date, in the judgment of the Representatives, there shall not have occurred any Material Adverse Change.

(d) Opinion and Negative Assurance Letter of Counsel for the Company. On each of the First Closing Date and each Option Closing Date the Representatives shall have received (i) the opinion and negative assurance letter of Cooley LLP, United States counsel for the Company and (ii) the opinion of Niederer Kraft Frey AG, Swiss counsel for the Company, each dated as of such date, in form and substance satisfactory to the Representatives.

(e) Opinion of Intellectual Property Counsel for the Company. On each of the First Closing Date and each Option Closing Date, the Representatives shall have received the opinion of Cooley LLP, counsel for the Company with respect to intellectual property matters, dated as of such date, in form and substance satisfactory to the Representatives.

(f) Opinion and Negative Assurance Letter of Counsel for the Underwriters. On each of the First Closing Date and each Option Closing Date the Representatives shall have received (i) the opinion and negative assurance letter of Latham & Watkins LLP, United States counsel for the Underwriters in connection with the offer and sale of the Offered Shares and (ii) the opinion of Advestra AG, Swiss counsel for the Underwriters in connection with the offer and sale of the Offered Shares, each in form and substance satisfactory to the Underwriters, dated as of such date.

(g) Officers’ Certificate. On each of the First Closing Date and each Option Closing Date, the Representatives shall have received a certificate executed by the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of such date, to the effect set forth in Section 8(b)(ii) and further to the effect that:

(i) for the period from and including the date of this Agreement through and including such date, there has not occurred any Material Adverse Change;

(ii) the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such date; and

(iii) the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such date.

(h) Bring-down Comfort Letter. On each of the First Closing Date and each Option Closing Date the Representatives shall have received from Ernst & Young AG, independent registered public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, which letter shall: (i) reaffirm the statements made in the letter furnished by them pursuant to Section 8(a), except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or the applicable Option Closing Date, as the case may be; and (ii) cover certain financial information contained in the Prospectus.

(i) Lock-Up Agreements. On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit A hereto from each director and officer of the Company and substantially all securityholders of the Company, and each such agreement shall be in full force and effect on each of the First Closing Date and each Option Closing Date.

(j) Rule 462(b) Registration Statement. In the event that a Rule 462(b) Registration Statement is filed in connection with the offering contemplated by this Agreement, such Rule 462(b) Registration Statement shall have been filed with the Commission on the date of this Agreement and shall have become effective automatically upon such filing.

(k) Approval of Listing. At the First Closing Date, the Offered Shares shall have been approved for listing on the Nasdaq, subject only to official notice of issuance.

(l) CFO Certificate. On the date of this Agreement and on the First Closing Date or the applicable Option Closing Date, as the case may be, the Company shall have furnished to the Representatives a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, of its Chief Financial Officer with respect to certain financial data contained in the Time of Sale Prospectus and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.

(m) Subscription Agreement. On or prior to the date hereof, each of the Representatives shall have received a duly signed copy of the Subscription Agreement.

(n) Initial Capital Increase Documentation. Each of the Representatives, the share registrar of the Company, Niederer Kraft Frey AG and Advestra AG shall have received pdf-copies of (A) the extract from the Commercial Register of the Canton of Basel-Stadt confirming that the Initial Capital Increase has been approved by the commercial register (cantonal and federal commercial register), has been registered in the Commercial Register (Tagesregister) and will be published in the Swiss Official Gazette of Commerce, (B) the certified updated articles of association of the Company evidencing the Initial Capital Increase, (C) the Company’s book of uncertificated securities (Wertrechtebuch) duly signed by the Company’s share registrar and evidencing UBS AG acting on behalf of the several Underwriters in proportion of their respective holdings set out in Schedule A hereto, as first holder of the Firm Shares and (D) a copy of the share register (Aktienbuch) of the Company evidencing the Underwriters as shareholders with respect to the Firm Shares.

(o) Option Capital Increase Documentation. Each of the Representatives, the share registrar of the Company, Niederer Kraft Frey AG and Advestra AG shall have received pdf-copies of (A) extract from the Commercial Register of the Canton of Basel-Stadt confirming that the applicable Option Capital Increase has been approved by the commercial register (cantonal and federal commercial register), has been registered in the Commercial Register (Tagesregister) and will be published in the Swiss Official Gazette of Commerce, (B) the certified updated articles of association of the Company evidencing the Option Capital Increase, (C) the Company’s book of uncertificated securities (Wertrechtebuch) duly signed by the Company’s share registrar and evidencing UBS AG acting on behalf of the several Underwriters in proportion of their respective holdings set out in Schedule A hereto, as first holder of the Optional Shares and, if the Common Shares are not already listed, (D) a copy of the share register (Aktienbuch) of the Company evidencing the Underwriters as shareholders with respect to the applicable Optional Shares.

(p) Additional Documents. On or before each of the First Closing Date and each Option Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Offered Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

If any condition specified in this Section 8 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice from Jefferies to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Shares, at any time on or prior to the applicable Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 6, Section 9, Section 11 and Section 12 shall at all times be effective and shall survive such termination.

Section 9. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 8, Section 13, or Section 14, or if the sale to the Underwriters of the Offered Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all documented out-of-pocket accountable expenses that shall have been actually incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Offered Shares, including, but not limited to, reasonable and documented fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges. For the avoidance of doubt, the Company will not pay or reimburse any costs, fees or expenses solely attributable to any Underwriter that defaults on its obligations to purchase the Offered Shares; provided that the foregoing shall not relieve the Company of its obligation to reimburse costs, fees or expenses constituting general syndicate expenses, notwithstanding that such expenses may initially have been incurred by or through such defaulting Underwriter.

Section 10. Effectiveness of this Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

Section 11. Indemnification.

(a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such affiliate, director, officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where Offered Shares have been offered or sold or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment to the Registration Statement, or the omission or alleged omission to state therein a material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any Marketing Material, any Section 5(d) Written Communication or the Prospectus (or any amendment or supplement to the foregoing), or the omission or alleged omission to state therein a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading; or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Offered Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) or (ii) above and to reimburse each Underwriter and each such affiliate, director, officer, employee, agent and controlling person for any and all reasonable expenses (including the reasonable fees and disbursements of counsel) as such expenses are incurred by such Underwriter or such affiliate, director, officer, employee, agent or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by the Representatives in writing expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any such free writing prospectus, any Marketing Material, any Section 5(d) Written Communication or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the information described in Section 11(b) below. The indemnity agreement set forth in this Section 11(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company, its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state or statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment to the Registration Statement, or the omission or alleged omission to state therein a material fact required to be stated in the Registration Statement or necessary to make the statements in the

Registration Statement not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433 of the Securities Act, any Section 5(d) Written Communication or the Prospectus (or any such amendment or supplement) or the omission or alleged omission to state therein a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such preliminary prospectus, the Time of Sale Prospectus, such free writing prospectus, such Section 5(d) Written Communication or the Prospectus (or any such amendment or supplement), in reliance upon and in conformity with information relating to such Underwriter furnished to the Company by the Representatives in writing expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Representatives have furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any Section 5(d) Written Communication or the Prospectus (or any amendment or supplement to the foregoing) are the statements set forth in the first sentence of the third paragraph under the caption “Underwriting”, the first sentence of the first paragraph under the caption “Commission and Expenses” and the first sentence of the first paragraph under the caption “Stabilization”, in each case in the section titled “Underwriting” in the Preliminary Prospectus and the Prospectus. The indemnity agreement set forth in this Section 11(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 11, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party to the extent the indemnifying party is not materially prejudiced as a proximate result of such failure and shall not in any event relieve the indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election to so assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 11 for any reasonable and documented legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), which counsel (together with any local counsel) for the indemnified parties shall be selected by the Representatives (in the case of counsel for the indemnified parties referred to in Section 11(a) above) or by the Company (in the case of counsel for the indemnified parties referred to in Section 11(b) above)) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.

(d) Settlements. The indemnifying party under this Section 11 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for the reasonable and documented fees and expenses of counsel as contemplated by Section 11(c) hereof, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

Section 12. Contribution. If the indemnification provided for in Section 11 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total proceeds from the offering of the Offered Shares pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the front cover page of the Prospectus, bear to the aggregate initial public offering price of the Offered Shares as set forth on such front cover page. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 11(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 11(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 12; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 11(c) for purposes of indemnification.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 12.

Notwithstanding the provisions of this Section 12, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by such Underwriter in connection with the Offered Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 12 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their respective names on Schedule A. For purposes of this Section 12, each affiliate, director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Section 13. Default of One or More of the Several Underwriters. If, on the First Closing Date or any Option Closing Date any one or more of the several Underwriters shall fail or refuse to purchase Offered Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Offered Shares to be purchased on such date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such date, the other Underwriters shall be obligated, severally and not jointly, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or any Option Closing Date any one or more of the Underwriters shall fail or refuse to purchase Offered Shares and the aggregate number of Offered Shares with respect to which such default occurs exceeds 10% of the aggregate number of Offered Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 6, Section 9, Section 11 and Section 12 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 13. Any action taken under this Section 13 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

Section 14. Termination of this Agreement. Prior to the purchase of the Firm Shares by the Underwriters on the First Closing Date, this Agreement may be terminated by the Representatives on behalf of the several Underwriters by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Nasdaq, or trading in securities generally on either the Nasdaq or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges; (ii) a general banking moratorium shall have been declared by any of federal, New York or Swiss authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Offered Shares in the manner and on the terms described in the Time of Sale Prospectus or the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 14 shall be without liability on the part of (a) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Section 6 or Section 9 hereof or (b) any Underwriter to the Company; provided, however, that the provisions of Section 11 and Section 12 shall at all times be effective and shall survive such termination.

Section 15. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Offered Shares pursuant to this Agreement, including the determination of the public offering price of the Offered Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and does not constitute a recommendation, investment advice, or solicitation of any action by the Underwriters (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its shareholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate and (f) none of the activities of the Underwriters in connection with the transaction contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person.

Section 16. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Offered Shares sold hereunder and any termination of this Agreement.

Section 17. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:	Jefferies LLC
520 Madison Avenue
New York, New York 10022
Facsimile: (646) 619-4437
Attention: General Counsel

TD Securities (USA) LLC
1 Vanderbilt Avenue
New York, New York 10017
Attention: Head of Equity Capital Markets; General Counsel
Email: ciblegal@tdsecurities.com

Piper Sandler & Co.
1251 Avenue of the Americas
New York, New York 10020

UBS Securities LLC
11 Madison Avenue
New York, New York 10010
Attention: Equity Syndicate

with a copy to:	Latham & Watkins LLP
1271 Avenue of the Americas
New York, New York 10020
Attention: Nathan Ajiashvili, Kaj Nielsen

If to the Company:	Windward Bio Group AG
Aeschenplatz 6
4052 Basel
Switzerland
Attention: Luca Santarelli, Claudia D’Augusta, and Scott Applebaum

with a copy to:	Cooley LLP 55 Hudson Yards New York, New York 10001 Email: bfenn@cooley.com; rsansom@cooley.com; dgupta@cooley.com; schoy@cooley.com Attention: Brandon Fenn, Ryan Sansom, Divakar Gupta, Susan Choy

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 18. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 13 hereof, and to the benefit of the affiliates, directors, officers, employees, agents and controlling persons referred to in Section 11 and Section 12, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Offered Shares as such from any of the Underwriters merely by reason of such purchase.

Section 19. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 20. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Agreement, (A) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 21. Governing Law Provisions; Currency Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-

exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. The Company and each other party not located in the United States has irrevocably appointed Windward Bio, Inc. 800 North State Street, Suite 304, Dover, Delaware, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the Borough of Manhattan in the City of New York, United States of America.

With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

The obligations of the Company pursuant to this Agreement in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by any Underwriter of any sum adjudged to be so due in such other currency, on which such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter in United States dollars hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

All payments made by the Company under this Agreement, if any, will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature (other than taxes on net income) imposed or levied by or on behalf of Switzerland or any political subdivision or any taxing authority thereof or therein unless the Company is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges. In such event, the Company will pay such additional amounts as are necessary so that, after such withholding or deduction, each Underwriter receives the amount that it would have received absent such withholding or deduction; provided, however, that the Company shall not be required to pay any such additional amounts to the extent that such withholding or deduction (i) results from any present or former connection between the applicable recipient and the jurisdiction imposing such tax, duty, assessment or governmental charge, other than a connection arising solely from the execution, delivery or performance of this Agreement or the receipt of payments hereunder, or (ii) would not have been required but for the failure of the applicable recipient, following a reasonable written request by the Company, to provide any form, certificate or other documentation that such recipient is legally entitled to provide and that, if timely provided, would have reduced or eliminated such withholding or deduction. Each Underwriter shall reasonably cooperate with the Company in obtaining any available exemption from or reduction in any such withholding or deduction. If applicable, and upon reasonable request, the Company shall provide to the Representatives evidence of such payment of taxes, duties or charges made to the relevant governmental authority within thirty (30) days thereof and shall also provide to the Representatives any official tax receipt or other documentation issued by the appropriate governmental authorities with respect to such payment.

Section 22. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 11 and the contribution provisions of Section 12, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 11 and Section 12 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, each free writing prospectus and the Prospectus (and any amendments and supplements to the foregoing), as contemplated by the Securities Act and the Exchange Act.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

WINDWARD BIO GROUP AG

By:
Name: Luca Santarelli
Title: Chief Executive Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives in New York, New York as of the date first above written.

JEFFERIES LLC
TD SECURITIES (USA) LLC
PIPER SANDLER & CO.
UBS SECURITIES LLC

Acting individually and as Representatives
of the several Underwriters named in
the attached Schedule A.

JEFFERIES LLC

By:
Name:
Title:

TD SECURITIES (USA) LLC

By:
Name:
Title:

PIPER SANDLER & CO.

By:
Name:
Title:

UBS SECURITIES LLC

By:
Name:
Title:

Schedule A

Underwriters	Number of Firm Shares to be Purchased
Jefferies LLC	[•]
TD Securities (USA) LLC	[•]
Piper Sandler & Co.	[•]
UBS Securities LLC	[•]

Total	[•]

Schedule B

Free Writing Prospectuses Included in the Time of Sale Prospectus

[None.]

Schedule C

Permitted Section 5(d) Communications

All written communications presented to potential investors in reliance on Section 5(d) of the U.S. Securities Act of 1933, as amended, and submitted to the U.S. Securities and Exchange Commission.

Schedule D

Pricing Terms

Firm Shares – [•]

Optional Shares – [•]

Price per Common Share to Public – $[•]

Exhibit A

Form of Lock-up Agreement

, 2026

Jefferies LLC

TD Securities (USA) LLC

Piper Sandler & Co.

UBS Securities LLC

As Representatives of the Several Underwriters

c/o Jefferies LLC

520 Madison Avenue

New York, New York 10022

c/o TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

c/o Piper Sandler & Co.

1251 Avenue of the Americas

New York, New York 10020

c/o UBS Securities LLC

11 Madison Avenue

New York, New York 10010

RE:	Windward Bio Group AG (the “Company”)

Ladies & Gentlemen:

The undersigned is a record or beneficial owner of common shares, nominal value CHF 0.01 per share, of the Company (“Common Shares”) or of securities convertible into or exchangeable or exercisable for Common Shares. The Company proposes to conduct a public offering of Common Shares (the “Offering”) for which Jefferies LLC (“Jefferies”), TD Securities (USA) LLC (“TD Cowen”), Piper Sandler & Co. (“Piper Sandler”) and UBS Securities LLC will act as the representatives of the underwriters (together, the “Representatives”). The undersigned recognizes that the Offering will benefit each of the Company and the undersigned. The undersigned acknowledges that the underwriters are relying on the representations and agreements of the undersigned contained in this letter agreement in conducting the Offering and, at a subsequent date, in entering into an underwriting agreement (the “Underwriting Agreement”) and other underwriting arrangements with the Company with respect to the Offering.

Annex A sets forth definitions for capitalized terms used in this letter agreement that are not defined in the body of this lock-up agreement. Those definitions are a part of this lock-up agreement.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during the Lock-up Period, the undersigned will not (and will, if the undersigned is a natural person, cause any Family Member not to), subject to the exceptions set forth in this lock-up agreement, without the prior written consent of each of Jefferies, TD Cowen and Piper Sandler, which may withhold their consent in their sole discretion:

•

Sell or Offer to Sell any Common Shares or Related Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned or such Family Member,

•	enter into any Swap,

•

make any demand for, or exercise any right with respect to, the registration under the Securities Act of the offer and sale of any Common Shares or Related Securities, or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration, except as otherwise permitted by this letter agreement; or

•	publicly announce any intention to do any of the foregoing.

The foregoing restrictions will not apply to the registration of the offer and sale of the Offered Common Shares, and the sale of the Offered Common Shares to the underwriters, in each case as contemplated by the Underwriting Agreement. In addition, the foregoing restrictions shall not apply to the transfer of Common Shares or Related Securities:

(i)	as a bona fide gift or gifts or charitable contributions;

(ii)	by will, or other testamentary document or intestate succession, or for bona fide estate planning purposes, or by will or intestate succession upon the death of the undersigned;

(iii)	to any trust or other entities formed for the direct or indirect benefit of the undersigned or a Family Member of the undersigned;

(iv)	to any Family Member;

(v)

by operation of law or by order of a court of competent jurisdiction, such as pursuant to a court or regulatory agency order, qualified domestic order, divorce settlement, divorce decree, or separation or settlement agreement related to the distribution of assets in connection with the dissolution of a marriage or civil union;

(vi)	to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned and/or one or more Family Members;

(vii)

if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, in connection with a distribution, transfer or other disposition by the undersigned to its shareholders, partners, members or other equityholders;

(viii)

to any Affiliate of the undersigned (including, for the avoidance of doubt, any wholly owned direct or indirect subsidiary of the undersigned or to the immediate or indirect parent entity of the undersigned), including investment funds or other entities under common control or management that are Affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership);

(ix)

if the undersigned is not an officer or director of the Company, transactions relating to Common Shares or Related Securities acquired in the Offering or in open market transactions on or after the completion of the Offering;

(x)

to the Company in connection with the exercise, vesting, exchange or settlement of restricted shares or restricted share units or the exercise of options, warrants or other rights to acquire Common Shares, including any security convertible into, exchangeable for or that represent the right to receive Common Shares, in accordance with their terms (including, in each case, by way of “net” or “cashless” exercise), including any transfer, sale or other disposition to the Company for the payment of the exercise price or tax withholding, remittance payments or social security contributions due as a result of such vesting, settlement or exercise, or pursuant to the terms of convertible securities, each as described in the Prospectus immediately prior to the time the Underwriting Agreement is executed, provided that any such restricted shares, restricted share units, options, warrants or rights were granted under an equity incentive plan or other equity award plan described in the Prospectus and provided, further, that any Common Shares received upon such vesting, settlement or exercise that are not so transferred shall remain subject to the restrictions set forth in this lock-up agreement;

(xi)	to the Company upon the undersigned’s death, disability or termination of employment with the Company, including following voluntary resignation;

(xii)

pursuant to a bona fide third-party tender offer, merger, amalgamation, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s share capital involving a Change of Control, provided that in the event such transaction is not completed, the undersigned’s Common Shares and Related Securities shall remain subject to the restrictions set forth in this lock-up agreement; or

(xiii)

in connection with the conversion of the outstanding preferred shares of the Company into Common Shares, in each case as described and as contemplated in the Prospectus provided that any such Common Shares received upon such conversion shall be subject to the restrictions on transfer set forth in this letter agreement;

provided, however, that, it shall be a condition to such transfer that:

•	in the case of any transfer described in clauses (i) through (viii), such transfer shall not involve a disposition for value,

•

in the case of any transfer described in clauses (i) through (viii), each transferee executes and delivers to Jefferies, TD Cowen and Piper Sandler an agreement in form and substance reasonably satisfactory to Jefferies, TD Cowen and Piper Sandler stating that such transferee is receiving and holding such Common Shares and/or Related Securities subject to the provisions of this letter agreement and agrees not to Sell or Offer to Sell such Common Shares and/or Related Securities, engage in any Swap or engage in any other activities restricted under this letter agreement except in accordance with this letter agreement (as if such transferee had been an original signatory hereto),

•

in the case of any transfer pursuant to clause (ix) above, prior to the expiration of the Lock-up Period, any filing required under Section 13 or Section 16 of the Exchange Act may be made during the Lock-up Period, provided that such filing clearly indicates that such transaction relates to Common Shares or Related Securities acquired from the underwriters in the Offering or in open market transactions after the completion of the Offering,

•

in the case of any transfer or distribution pursuant to clauses (vi) through (viii), it shall be a condition to such transfer that any required filing under Section 16(a) of the Exchange Act, or other required public filing, report or announcement reporting a reduction in beneficial ownership of Common Shares or Related Securities shall indicate in the footnotes thereto that the shares distributed or transferred are subject to a lock-up agreement with the Representatives, and

•

in the case of any transfer pursuant to clauses (i) through (viii) and (x) through (xiii) above, prior to the expiration of the Lock-up Period, no public disclosure or filing under the Exchange Act by any party to the transfer (donor, donee, transferor or transferee) shall be made voluntarily (other than a filing on a Form 5 or Schedule 13D or Schedule 13D/A, in each case, made after the expiration of the Lock-Up Period referred to above or a Schedule 13G, Schedule 13G/A or Schedule 13F, each of which shall, to the extent permitted, clearly indicate therein the nature and conditions of such transfer), and if the undersigned is required to file a report under the Exchange Act reporting a change in beneficial ownership of Common Shares or Related Securities during the Lock-up Period, the undersigned shall include a statement in such report indicating the circumstances of such transfer.

Furthermore, notwithstanding the restrictions imposed by this lock-up agreement, the undersigned may establish or amend a written trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the transfer, sale or other disposition of Common Shares or Related Securities, provided that no transfers, sales or other dispositions of Common Shares or Related Securities occur during the Lock-up Period and any public disclosure, announcement or filing under the Exchange Act made by the Company or any person regarding the establishment or amendment of such plan during the Lock-up Period shall include a statement that the undersigned is not permitted to transfer, sell or otherwise dispose of securities under such plan during the Lock-up Period in contravention of this lock up agreement, and no public announcement shall be voluntarily made regarding the establishment or amendment of such plan during the Lock-up Period (other than a filing on a Form 5 or Schedule 13D or Schedule 13D/A, in each case, made after the expiration of the Lock-Up Period referred to above or a Schedule 13G, Schedule 13G/A or Schedule 13F, each of which shall, to the extent permitted, clearly indicate therein the nature and conditions of such transfer).

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any Company-directed Common Shares the undersigned may purchase or otherwise receive in the Offering (including pursuant to a directed share program).

In addition, if the undersigned is an officer or director of the Company, (i) Jefferies, TD Cowen and Piper Sandler agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Common Shares, they will notify the Company of the impending release or waiver, and (ii) the Company (in accordance with the provisions of the Underwriting Agreement) will announce the impending release or waiver by press release through a major news service (or such other method approved by Jefferies, TD Cowen and Piper Sandler that satisfies the requirements of FINRA Rule 5131(d)(2)) at least two business days before the effective date of the release or waiver. Any release or waiver granted by Jefferies, TD Cowen and Piper Sandler hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if both (a) the release or waiver is effected solely to permit a transfer not for consideration or that is to an immediate family member as defined in FINRA Rule 5130(i)(5) and (b) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement that are applicable to the transferor to the extent and for the duration that such terms remain in effect at the time of the transfer.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Common Shares and/or Related Securities held by the undersigned and, if the undersigned is a natural person, the undersigned’s Family Members, if any, except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of the offer and sale of any Common Shares and/or any Related Securities owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering. Notwithstanding the restrictions in this paragraph, the undersigned may make any demand or requests for, exercise any right with respect to, or take any action in preparation of, the registration by the Company under the Securities Act of the undersigned’s Common Shares or Related Securities; provided that (i) the Representatives must have received prior written notice from the Company and/or the undersigned of a submission of a registration statement with the SEC during the Lock-up Period at least five (5) business days prior to such submission, (ii) no such registration statement shall be publicly filed during the Lock-up Period, (iii) no public announcement of the exercise of such rights shall occur during the Lock-Up Period and (iv) no Common Shares or Related Securities may be sold, distributed or exchanged during the Lock-up Period.

The undersigned confirms that the undersigned has not, and has no knowledge that any Family Member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Common Shares. The undersigned will not, and will use reasonable best efforts to cause any Family Member not to take, directly or indirectly, any such action.

The undersigned acknowledges and agrees that the underwriters have not provided any recommendation or investment advice nor have the underwriters solicited any action from the undersigned with respect to the Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may have provided or hereafter provide to the undersigned in connection with the Offering a Form CRS and/or certain other disclosures as contemplated by Regulation Best Interest, the Representatives have not made and are not making a recommendation to the undersigned to enter into this lock-up agreement or to transfer, sell or dispose of, or to refrain from transferring, selling or disposing of, any Common Shares, and nothing set forth in such disclosures or herein is intended to suggest that any Representative is making such a recommendation.

Whether or not the Offering occurs as currently contemplated or at all depends on market conditions and other factors. The Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company and the underwriters.

This lock-up agreement shall automatically terminate and the undersigned shall be released from all of his, her or its obligations hereunder upon the earlier of (i) the date of the filing with the Securities and Exchange Commission of a notice of withdrawal of the Registration Statement on Form F-1 (which covers the Common Shares) pursuant to Rule 477 promulgated under the Securities Act, (ii) the date on which for any reason the Underwriting Agreement is terminated (other than the provisions thereof that survive termination) prior to payment for and delivery of the Common Shares to be sold thereunder (other than pursuant to the underwriters’ option thereunder to purchase additional Common Shares), (iii) the date on which the Company or the Representatives notifies the other, in writing and prior to the execution of the Underwriting Agreement, that it does not intend to proceed with the Offering and (iv) December 31, 2026, in the event that the Underwriting Agreement has not been executed by such date (provided, however, that the Company may, by written notice to the undersigned prior to such date, extend such date by a period of up to an additional three months).

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this lock-up agreement. This lock-up agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

This lock-up agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com or www.echosign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This lock-up agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Signature

Printed Name of Person Signing

(Indicate capacity of person signing if signing as custodian or trustee, or on behalf of an entity)

Certain Defined Terms

Used in Lock-up Agreement

For purposes of the letter agreement to which this Annex A is attached and of which it is made a part:

•	“Affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

•

“Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, amalgamation, consolidation or other similar transaction following the completion of the Offering and approved by the Board of Directors of the Company, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company or its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the total voting power of the voting stock of the Company.

•	“Call Equivalent Position” shall have the meaning set forth in Rule 16a-1(b) under the Exchange Act.

•	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

•

“Family Member” shall mean the spouse of the undersigned, an immediate family member of the undersigned or an immediate family member of the undersigned’s spouse, in each case living in the undersigned’s household or whose principal residence is the undersigned’s household (regardless of whether such spouse or family member may at the time be living elsewhere due to educational activities, health care treatment, military service, temporary internship or employment or otherwise). “Immediate family member” as used above shall have the meaning set forth in Rule 16a-1(e) under the Exchange Act.

•

“Lock-up Period” shall mean the period beginning on the date hereof and continuing through the close of trading on the date that is 180 days after the date of the Prospectus (as defined in the Underwriting Agreement).

•	“Put Equivalent Position” shall have the meaning set forth in Rule 16a-1(h) under the Exchange Act.

•

“Related Securities” shall mean any options or warrants or other rights to acquire Common Shares or any securities exchangeable or exercisable for or convertible into Common Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into Common Shares.

•	“Securities Act” shall mean the Securities Act of 1933, as amended.

•	“Sell or Offer to Sell” shall mean to:

•	sell, offer to sell, contract to sell or lend,

•	effect any short sale or establish or increase a Put Equivalent Position or liquidate or decrease any Call Equivalent Position

•	pledge, hypothecate or grant any security interest in, or

•	in any other way transfer or dispose of,

in each case whether effected directly or indirectly.

•

“Swap” shall mean any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of Common Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise.

Capitalized terms not defined in this Annex A shall have the meanings given to them in the body of this lock-up agreement.